UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number: 811-07707

ALLIANCEBERNSTEIN GLOBAL REAL ESTATE INVESTMENT FUND, INC.

(Exact name of registrant as specified in charter)

1345 Avenue of the Americas, New York, New York 10105

(Address of principal executive offices) (Zip code)

Joseph J. Mantineo

AllianceBernstein L.P.

1345 Avenue of the Americas

New York, New York 10105

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 221-5672

Date of fiscal year end: November 30, 2011

Date of reporting period: November 30, 2011

ITEM 1. REPORTS TO STOCKHOLDERS.

ANNUAL REPORT

AllianceBernstein

Global Real Estate Investment Fund

November 30, 2011

Annual Report

Investment Products Offered • Are Not FDIC Insured • May Lose Value • Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.alliancebernstein.com or contact your AllianceBernstein Investments representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein’s website at www.alliancebernstein.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. AllianceBernstein publishes full portfolio holdings for the Fund monthly at www.alliancebernstein.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AllianceBernstein family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the manager of the funds.

AllianceBernstein® and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.

January 12, 2012

Annual Report

This report provides management’s discussion of fund performance for AllianceBernstein Global Real Estate Investment Fund (the “Fund”) for the annual reporting period ended November 30, 2011.

Investment Objective and Policies

The Fund’s investment objective is total return from long-term growth of capital and income. Under normal circumstances, the Fund invests at least 80% of its net assets in the equity securities of real estate investment trusts (“REITs”), and other real estate industry companies, such as real estate operating companies (“REOCs”). The Fund invests in real estate companies that AllianceBernstein L.P. (the “Adviser”) believes have strong property fundamentals and management teams. The Fund seeks to invest in real estate companies whose underlying portfolios are diversified geographically and by property type. The Fund invests in U.S. and non-U.S. issuers. Under normal circumstances, the Fund invests significantly (at least 40%—unless market conditions are not deemed favorable by the Adviser) in securities of non-U.S. companies. In addition, the Fund invests, under normal circumstances, in the equity securities of companies located in at least three countries. The Fund’s investment policies emphasize investment in companies determined by the Adviser to be undervalued relative to their peers, using a fundamental value approach.

Currencies can have a dramatic impact on equity return, significantly adding to returns in some years and greatly diminishing them in others. The Adviser evaluates currency and equity positions separately and may seek to hedge the currency exposure resulting from securities positions when it finds the currency exposure unattractive. To hedge a portion of its currency risk, the Fund may from time to time invest in currency-related derivatives, including forward currency exchange contracts, futures, options on futures, swaps and options. The Adviser also may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives.

The Fund may invest in mortgage-backed securities, which are securities that directly or indirectly represent participations in, or are collateralized by and payable from, mortgage loans secured by real property. These securities include mortgage pass-through certificates, real estate mortgage investment conduit certificates (“REMICs) and collateralized mortgage obligations (“CMOs”). The Fund may also invest in short-term investment-grade debt securities and other fixed-income securities. The Fund invests in equity securities that include common stock, shares of beneficial interest of REITs, and securities with common stock characteristics, such as preferred stock or convertible securities (“real estate equity securities”). The Fund may enter into forward commitments and standby commitment

ALLIANCEBERNSTEIN GLOBAL REAL ESTATE INVESTMENT FUND •	1

agreements. The Fund may enter into derivatives transactions, including options, futures, forwards and swap agreements.

Investment Results

The table on page 6 shows the Fund’s performance compared to its global benchmark, the Financial Times Stock Exchange (“FTSE”) European Public Real Estate Association (“EPRA”)/ National Association of Real Estate Investment Trusts (“NAREIT”) Developed Real Estate (“RE”) Index for the six- and 12-month periods ended November 30, 2011. A comparison to the global equity market is also shown, as represented by the Morgan Stanley Capital International (“MSCI”) World Index, for the same timeframes.

The Fund declined and underperformed its benchmark and the MSCI World Index for the six- and 12-month periods, before sales charges. Performance during the 12-month period was driven by security selection. Absolute performance was generally poor globally, with only a few “safe-haven” countries posting positive returns. Europe was hit hardest: predictably, Spain, Italy and Greece performed worst in the region due to sovereign credit concerns. Lodging and Asian property developers were the portfolio’s biggest detractors, while the specialty sector contributed positively. Within the sector, data center holdings performed best.

Performance during the six-month reporting period was hindered by security selection, although sector selection was a contributor. As during the 12-month period, an overweight in lodging was the portfolio’s biggest detractor. The sector’s perceived sensitivity to the macroeconomic outlook made it particularly vulnerable. Current trends have been positive however, with revenue per available room growth tracking in the high single-digit range year over year. Asian property developers also detracted from performance; policy moves to curtail price appreciation in the area negatively impacted these holdings. An overweight position in the self-storage sector aided performance most. Income growth was robust as operators have successfully taken share from smaller operators and raised rents on existing tenants.

During both periods, the Fund utilized currency derivative instruments including currencies, for hedging and non-hedging purposes, which had a positive impact on performance.

Market Review and Investment Strategy

During the 12-month period ended November 30, 2011, real estate securities stumbled as investors became concerned with the twin specters of another credit disruption and a slowing in the real economy. Despite this, underlying property performance continues to stage a modest recovery. In most regions of the world, rising

2	• ALLIANCEBERNSTEIN GLOBAL REAL ESTATE INVESTMENT FUND

occupancies and rents are leading to improved cash flows. Low new supply is further aiding fundamentals and supporting the prices of existing assets. Additionally, private real estate transactions suggest there has been little diminution in underlying asset values. Capitalization rates have held in as investors are seeking yield above ultra-low risk-free rates.

Given credit concerns, investors have been closely scrutinizing company balance sheets for any signs of weakness. Careful balance sheet analysis has always been a part of the Global REIT Senior Investment Management Team’s (the “Team’s”) investment process, but the Team also differentiates between similarly levered companies that have different near- term liquidity needs that the market may punish equally. So far, public property companies have had little trouble accessing attractively priced debt and equity capital. Additionally, given global growth concerns, the Team has worked to identify niche sectors that have positive supply/demand dynamics; datacenters are one such sector. Demand growth has been robust given a secular rise in computing power. Supply has not kept pace due to limited financing and expertise needed to develop in the space.

ALLIANCEBERNSTEIN GLOBAL REAL ESTATE INVESTMENT FUND •	3

HISTORICAL PERFORMANCE

An Important Note About Historical Performance

The investment return and principal value of an investment in the Fund will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance shown on the following pages represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.alliancebernstein.com.

All fees and expenses related to the operation of the Fund have been deducted. NAV returns do not reflect sales charges; if sales charges were reflected, the Fund’s quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 4.25% maximum front-end sales charge for Class A shares; the applicable contingent deferred sales charge for Class B shares (4% year 1, 3% year 2, 2% year 3, 1% year 4); a 1% 1-year contingent deferred sales charge for Class C shares. Returns for the different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

Benchmark Disclosure

Neither the unmanaged FTSE® EPRA/NAREIT Developed RE Index nor the unmanaged MSCI World Index reflect fees and expenses associated with the active management of a mutual fund portfolio. The FTSE EPRA/NAREIT Developed RE Index is a market value-weighted index based upon the last closing price of the month for tax-qualified REITs listed on the NYSE, AMEX and the NASDAQ. The MSCI World Index (free float adjusted market capitalization weighted) represents the equity market performance of developed markets. MSCI makes no express or implied warranties or representations, and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices, any securities or financial products. This report is not approved, reviewed or produced by MSCI. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Fund.

A Word About Risk

Market Risk: The market values of the portfolio’s holdings rise and fall from day to day, so investments may lose value. The Fund’s investments in the real estate market have many of the same risks as direct ownership of real estate, including the risk that the value of real estate could decline due to a variety of factors that affect the real estate market generally.

Interest Rate Risk (with Prepayment Risk): As interest rates rise, bond prices fall and vice versa—long-term securities tend to rise and fall more than short-term securities. The values of mortgage-related and asset-backed securities are particularly sensitive to changes in interest rates due to prepayment risk.

Credit Risk: A bond’s credit rating reflects the issuer’s ability to make timely payments of interest or principal—the lower the rating, the higher the risk of default. If the issuer’s financial strength deteriorates, the issuer’s rating may be lowered and the bond’s value may decline.

Foreign (non-U.S.) Risk: Non-U.S. securities may be more volatile because of political, regulatory, market and economic uncertainties associated with such securities. Fluctuations in currency exchange rates may negatively affect the value of the investment or reduce returns. These risks are magnified in emerging or developing markets.

(Historical Performance continued on next page)

4	• ALLIANCEBERNSTEIN GLOBAL REAL ESTATE INVESTMENT FUND

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

Leverage Risk: Trying to enhance investment returns by borrowing money or using other leverage tools—magnify both gains and losses, resulting in greater volatility.

Real Estate Risk: Investments in REITs may have additional risks. REITs are dependent on the capability of their managers, may have limited diversification, and could be significantly affected by changes in tax laws.

Derivatives Risk: Investing in derivative instruments such as options, futures, forwards or swaps can be riskier than traditional investments, and may be more volatile, especially in a down market.

These risks are fully discussed in the Fund’s prospectus.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN GLOBAL REAL ESTATE INVESTMENT FUND •	5

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

THE FUND VS. ITS BENCHMARK PERIODS ENDED NOVEMBER 30, 2011	NAV Returns
	6 Months	12 Months
AllianceBernstein Global Real Estate Investment Fund

Class A	-15.65%	-2.08%

Class B*	-15.98%	-2.89%

Class C	-15.99%	-2.78%

Advisor Class†	-15.49%	-1.80%

Class R†	-15.77%	-2.36%

Class K†	-15.63%	-2.02%

Class I†	-15.50%	-1.65%

FTSE EPRA/ NAREIT Developed RE Index	-14.22%	-0.81%

MSCI World Index	-11.66%	1.46%

*    Effective January 31, 2009, Class B shares are no longer available for purchase to new investors. Please see Note A for additional information.

†     Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

See Historical Performance and Benchmark disclosures on pages 4-5.

(Historical Performance continued on next page)

6	• ALLIANCEBERNSTEIN GLOBAL REAL ESTATE INVESTMENT FUND

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

GROWTH OF A $10,000 INVESTMENT IN THE FUND 11/30/01 TO 11/30/11

This chart illustrates the total value of an assumed $10,000 investment in AllianceBernstein Global Real Estate Investment Fund Class A shares (from 11/30/01 to 11/30/11) as compared to the performance of the Fund’s benchmark and the MSCI World Index. The chart reflects the deduction of the maximum 4.25% sales charge from the initial $10,000 investment in the Fund and assumes the reinvestment of dividends and capital gains distributions.

See Historical Performance and Benchmark disclosures on pages 4-5.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN GLOBAL REAL ESTATE INVESTMENT FUND •	7

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF NOVEMBER 30, 2011
	NAV Returns	SEC Returns

Class A Shares
1 Year	-2.08%	-6.24%
5 Years	-6.53%	-7.34%
10 Years	7.96%	7.49%

Class B Shares
1 Year	-2.89%	-6.69%
5 Years	-7.31%	-7.31%
10 Years(a)	7.31%	7.31%

Class C Shares
1 Year	-2.78%	-3.73%
5 Years	-7.21%	-7.21%
10 Years	7.19%	7.19%

Advisor Class Shares†
1 Year	-1.80%	-1.80%
5 Years	-6.20%	-6.20%
10 Years	8.32%	8.32%

Class R Shares†
1 Year	-2.36%	-2.36%
5 Years	-6.73%	-6.73%
Since Inception*	1.88%	1.88%

Class K Shares†
1 Year	-2.02%	-2.02%
5 Years	-6.42%	-6.42%
Since Inception*	2.19%	2.19%

Class I Shares†
1 Year	-1.65%	-1.65%
5 Years	-6.11%	-6.11%
Since Inception*	2.52%	2.52%

The Fund’s current prospectus fee table shows the Fund’s total annual operating expense ratios as 1.58%, 2.38%, 2.31%, 1.28%, 1.75%, 1.45% and 1.11% for Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares, respectively. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

(a)	Assumes conversion of Class B shares into Class A shares after eight years.

†	These share classes are offered at net asset value (NAV) to eligible investors and their SEC returns are the same as the NAV returns. Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund. The inception date for Class R, Class K and Class I shares is listed above.

*	Inception date: 3/1/05.

See Historical Performance disclosures on pages 4-5.

(Historical Performance continued on next page)

8	• ALLIANCEBERNSTEIN GLOBAL REAL ESTATE INVESTMENT FUND

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

SEC AVERAGE ANNUAL RETURNS (WITH ANY APPLICABLE SALES CHARGES) AS OF THE MOST RECENT CALENDAR QUARTER-END (DECEMBER 31, 2011)
SEC Returns

Class A Shares
1 Year	-11.98%
5 Years	-7.15%
10 Years	7.14%

Class B Shares
1 Year	-12.45%
5 Years	-7.12%
10 Years(a)	6.96%

Class C Shares
1 Year	-9.70%
5 Years	-7.02%
10 Years	6.85%

Advisor Class Shares†
1 Year	-7.95%
5 Years	-6.08%
10 Years	7.96%

Class R Shares†
1 Year	-8.35%
5 Years	-6.52%
Since Inception*	1.77%

Class K Shares†
1 Year	-8.14%
5 Years	-6.24%
Since Inception*	2.07%

Class I Shares†
1 Year	-7.83%
5 Years	-5.92%
Since Inception*	2.41%

(a)	Assumes conversion of Class B shares into Class A shares after eight years.

†	Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund. The inception date for Class R, Class K and Class I shares is listed above.

*	Inception date: 3/1/05.

See Historical Performance disclosures on pages 4-5.

ALLIANCEBERNSTEIN GLOBAL REAL ESTATE INVESTMENT FUND •	9

Historical Performance

FUND EXPENSES

(unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value June 1, 2011		Ending Account Value November 30, 2011		Expenses Paid During Period*
	Actual	Hypothetical	Actual	Hypothetical**	Actual	Hypothetical
Class A	$1,000	$1,000	$843.50	$1,017.65	$6.84	$7.49
Class B	$1,000	$1,000	$840.20	$1,013.64	$10.52	$11.51
Class C	$1,000	$1,000	$840.10	$1,013.99	$10.19	$11.16
Advisor Class	$1,000	$1,000	$845.10	$1,019.15	$5.46	$5.97
Class I	$1,000	$1,000	$845.00	$1,019.60	$5.04	$5.52
Class K	$1,000	$1,000	$843.70	$1,017.95	$6.56	$7.18
Class R	$1,000	$1,000	$842.30	$1,016.39	$7.99	$8.74
*	Expenses are equal to the classes’ annualized expense ratios of 1.48%, 2.28%, 2.21%, 1.18%, 1.09%, 1.42% and 1.73%, respectively, multiplied by the average account value over the period, multiplied by 183/365 (to reflected the one-half year period).

**	Assumes 5% return before expenses.

10	• ALLIANCEBERNSTEIN GLOBAL REAL ESTATE INVESTMENT FUND

Fund Expenses

PORTFOLIO SUMMARY

November 30, 2011 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $106.7

*	All data are as of November 30, 2011. The Fund’s industry and country breakdowns are expressed as a percentage of total investments and may vary over time. The Fund also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details).

Please Note: The industry classifications presented herein are based on industry categorization methodology of the Adviser. These industry classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific sector information and is consistent with the investment restrictions discussed in the Fund’s prospectus.

ALLIANCEBERNSTEIN GLOBAL REAL ESTATE INVESTMENT FUND •	11

Portfolio Summary

TEN LARGEST HOLDINGS*

November 30, 2011 (unaudited)

Company	U.S. $ Value	Percent of Net Assets
Simon Property Group, Inc.	$6,558,438	6.2%
Mitsui Fudosan Co., Ltd.	4,735,759	4.4
Unibail-Rodamco SE	4,412,565	4.1
Sun Hung Kai Properties Ltd.	3,846,095	3.6
Public Storage	2,799,182	2.6
Boston Properties, Inc.	2,436,005	2.3
Ventas, Inc.	2,171,602	2.0
Digital Realty Trust, Inc.	2,120,900	2.0
Goodman Group	2,070,440	2.0
British Land Co. PLC	1,951,871	1.8
	$33,102,857	31.0%

*	Long-term investments.

12	• ALLIANCEBERNSTEIN GLOBAL REAL ESTATE INVESTMENT FUND

Ten Largest Holdings

PORTFOLIO OF INVESTMENTS

November 30, 2011

Company	Shares	U.S. $ Value

COMMON STOCKS – 98.7%
Equity: Other – 39.5%
Diversified/Specialty – 34.2%
American Tower Corp. – Class A(a)	9,600	$566,400
BioMed Realty Trust, Inc.	89,450	1,593,105
British Land Co. PLC	250,058	1,951,871
Canadian Real Estate Investment Trust	7,510	265,808
CapitaLand Ltd.	231,000	468,239
Coresite Realty Corp.	32,748	548,529
Dexus Property Group	1,324,923	1,198,577
Digital Realty Trust, Inc.	33,400	2,120,900
Dundee Real Estate Investment Trust	33,881	1,085,906
Evergrande Real Estate Group Ltd.	1,336,000	558,770
Forest City Enterprises, Inc.(a)	36,429	442,248
H&R Real Estate Investment Trust	34,127	779,606
Hysan Development Co., Ltd.	217,954	695,828
Jones Lang LaSalle, Inc.	7,920	510,206
Kerry Properties Ltd.	295,980	1,030,717
Land Securities Group PLC	551	5,959
Lend Lease Group	97,712	752,594
Mitsubishi Estate Co., Ltd.	66,000	1,101,757
Mitsui Fudosan Co., Ltd.	292,000	4,735,759
New World Development Ltd.	1,138,579	976,673
Overseas Union Enterprise Ltd.	35,000	55,824
Soho China Ltd.	1,833,500	1,247,747
Sumitomo Realty & Development Co., Ltd.	62,000	1,229,794
Sun Hung Kai Properties Ltd.	311,000	3,846,095
Sunac China Holdings Ltd.(a)	1,129,200	261,694
Telecity Group PLC(a)	149,951	1,441,695
Tokyu Land Corp.	157,000	614,911
Unibail-Rodamco SE	23,671	4,412,565
UOL Group Ltd.	232,228	780,398
Wharf Holdings Ltd.	121,000	589,796
Wheelock & Co., Ltd.	247,000	659,673

		36,529,644

Health Care – 4.6%
Chartwell Seniors Housing Real Estate Investment Trust	76,880	603,010
Health Care REIT, Inc.	32,301	1,620,541
National Health Investors, Inc.	10,763	455,382
Ventas, Inc.	41,160	2,171,602

		4,850,535

Triple Net – 0.7%
Entertainment Properties Trust	17,200	768,840

		42,149,019

Retail – 19.1%
Regional Mall – 14.0%
CapitaMall Trust	573,000	793,178
CFS Retail Property Trust	582,470	1,125,671

ALLIANCEBERNSTEIN GLOBAL REAL ESTATE INVESTMENT FUND •	13

Portfolio of Investments

Company	Shares	U.S. $ Value

General Growth Properties, Inc.	135,240	$1,904,179
Glimcher Realty Trust	156,850	1,364,595
Macerich Co. (The)	14,050	703,905
Multiplan Empreendimentos Imobiliarios SA	32,319	646,970
Simon Property Group, Inc.	52,746	6,558,438
Westfield Group	208,322	1,799,251

		14,896,187

Shopping Center/Other Retail – 5.1%
Hammerson PLC	259,580	1,600,566
Klepierre	30,763	893,171
Link REIT (The)	382,106	1,373,942
Primaris Retail Real Estate Investment Trust	3,137	62,282
Retail Opportunity Investments Corp.	62,737	739,042
RioCan Real Estate Investment Trust (Toronto)	184	4,590
Westfield Retail Trust	304,210	812,688

		5,486,281

		20,382,468

Residential – 16.9%
Multi-Family – 10.4%
BRE Properties, Inc.	22,650	1,102,149
Camden Property Trust	18,000	1,039,140
Canadian Apartment Properties REIT	26,600	548,717
Colonial Properties Trust	29,220	579,725
Essex Property Trust, Inc.	10,448	1,388,017
GSW Immobilien AG(a)	29,000	927,782
KWG Property Holding Ltd.	189,400	64,542
Mid-America Apartment Communities, Inc.	14,016	803,397
PDG Realty, SA Empreendimentos e Participacoes	116,300	432,182
Post Properties, Inc.	31,660	1,266,083
Rossi Residencial SA	167,600	924,031
Stockland	514,012	1,842,508
Wing Tai Holdings Ltd.	264,000	224,217

		11,142,490

Self Storage – 6.0%
Big Yellow Group PLC	309,570	1,245,553
Extra Space Storage, Inc.	56,381	1,358,782
Public Storage	21,222	2,799,182
Sovran Self Storage, Inc.	23,780	990,199

		6,393,716

Student Housing – 0.5%
American Campus Communities, Inc.	13,730	540,138

		18,076,344

Office – 11.8%
Office – 11.8%
Boston Properties, Inc.	25,540	2,436,005
Castellum AB	83,806	1,048,173
Cominar Real Estate Investment Trust	47,957	1,056,987

14	• ALLIANCEBERNSTEIN GLOBAL REAL ESTATE INVESTMENT FUND

Portfolio of Investments

Company	Shares	U.S. $ Value

Douglas Emmett, Inc.	85,558	$1,538,333
Duke Realty Corp.	148,640	1,724,224
Dundee International Real Estate Investment Trust	32,154	303,902
Great Portland Estates PLC	226,600	1,257,713
Hongkong Land Holdings Ltd.	200,000	930,629
Hufvudstaden AB – Class A	31,437	316,199
Kilroy Realty Corp.	32,522	1,173,719
SL Green Realty Corp.	12,567	827,411

		12,613,295

Lodging – 6.5%
Lodging – 6.5%
Ashford Hospitality Trust, Inc.	112,100	892,316
Great Eagle Holdings Ltd.	360,000	732,486
Host Hotels & Resorts, Inc.	63,290	895,554
Hyatt Hotels Corp.(a)	26,900	960,061
InnVest Real Estate Investment Trust	166,616	704,069
Intercontinental Hotels Group PLC	85,000	1,477,867
Kosmopolito Hotels International Ltd.	1,059,000	183,018
Pebblebrook Hotel Trust	14,700	272,244
Wyndham Worldwide Corp.	21,800	772,810

		6,890,425

Industrials – 4.9%
Industrial Warehouse Distribution – 3.0%
EastGroup Properties, Inc.	32,840	1,397,999
Global Logistic Properties Ltd.(a)	405,000	588,875
ProLogis, Inc.	41,924	1,166,326

		3,153,200

Mixed Office Industrial – 1.9%
Goodman Group	3,286,510	2,070,440

		5,223,640

Total Common Stocks (cost $97,240,482)		105,335,191

SHORT-TERM INVESTMENTS – 0.4%
Investment Companies – 0.4%
AllianceBernstein Fixed-Income Shares, Inc. – Government STIF Portfolio, 0.09%(b) (cost $382,287)	382,287	382,287

Total Investments – 99.1% (cost $97,622,769)		105,717,478
Other assets less liabilities – 0.9%		977,135

Net Assets – 100.0%		$106,694,613

ALLIANCEBERNSTEIN GLOBAL REAL ESTATE INVESTMENT FUND •	15

Portfolio of Investments

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note D)

Counterparty & Description	Contract Amount (000)	U.S. $ Value on Origination Date	U.S. $ Value at November 30, 2011	Unrealized Appreciation/ (Depreciation)
Buy Contracts
Bank of America N.A.:
Australian Dollar settling 12/15/11	274	$279,466	$281,329	$1,863
Barclays Capital Inc.:
Japanese Yen settling 12/15/11	221,391	2,866,341	2,855,303	(11,038)
Japanese Yen settling 12/15/11	172,244	2,244,543	2,221,449	(23,094)
BNP Paribas SA:
Australian Dollar settling 12/15/11	1,641	1,725,364	1,684,897	(40,467)
Citibank:
Australian Dollar settling 12/15/11	989	1,006,482	1,015,456	8,974
Australian Dollar settling 3/15/12	1,210	1,219,511	1,230,108	10,597
Credit Suisse First Boston:
Canadian Dollar settling 12/15/11	608	599,641	595,900	(3,741)
Japanese Yen settling 12/15/11	93,025	1,187,105	1,199,753	12,648
Deutsche Bank:
Euro settling 12/15/11	1,789	2,457,853	2,404,091	(53,762)
Norwegian Krone settling 12/15/11	2,914	518,044	504,194	(13,850)
Goldman Sachs:
Canadian Dollar settling 12/15/11	460	450,603	450,846	243
Great British Pound settling 12/15/11	306	482,954	480,021	(2,933)
HSBC Securities Inc.:
Swedish Krona settling 12/15/11	12,606	1,966,001	1,861,550	(104,451)
Royal Bank of Scotland:
Euro settling 12/15/11	1,857	2,670,552	2,495,472	(175,080)
Norwegian Krone settling 12/15/11	6,387	1,181,574	1,105,108	(76,466)
UBS Securities LLC:
Great British Pound settling 12/15/11	525	839,158	823,566	(15,592)
Westpac Banking Corp.:
New Zealand Dollar settling 12/15/11	2,325	1,929,645	1,813,807	(115,838)
Swiss Franc settling 12/15/11	1,547	1,788,481	1,693,823	(94,658)

Sale Contracts
Barclays Capital Inc.:
Euro settling 12/15/11	2,952	4,176,457	3,966,953	209,504
Euro settling 3/15/12	1,497	2,045,426	2,013,553	31,873
BNP Paribas SA:
Great British Pound settling 12/15/11	1,850	2,958,150	2,902,088	56,062

16	• ALLIANCEBERNSTEIN GLOBAL REAL ESTATE INVESTMENT FUND

Portfolio of Investments

Counterparty & Description	Contract Amount (000)	U.S. $ Value on Origination Date	U.S. $ Value at November 30, 2011	Unrealized Appreciation/ (Depreciation)
HSBC Securities Inc.:
Japanese Yen settling 12/15/11	92,551	$1,202,375	$1,193,640	$8,735
Japanese Yen settling 12/15/11	60,824	792,845	784,453	8,392
Swedish Krona settling 12/15/11	3,523	530,632	520,248	10,384
Morgan Stanley:
Australian Dollar settling 12/15/11	989	1,007,241	1,015,456	(8,215)
Australian Dollar settling 12/15/11	1,915	1,950,320	1,966,226	(15,906)
Royal Bank of Scotland:
Canadian Dollar settling 12/15/11	367	369,550	359,697	9,853
Japanese Yen settling 12/15/11	180,145	2,329,140	2,323,349	5,791
New Zealand Dollar settling 12/15/11	1,092	847,818	851,904	(4,086)
Standard Chartered Bank:
Canadian Dollar settling 12/15/11	3,867	3,915,850	3,790,043	125,807
Japanese Yen settling 12/15/11	42,195	548,878	544,193	4,685
Westpac Banking Corp.:
Euro settling 12/15/11	1,685	2,330,795	2,264,335	66,460
Swiss Franc settling 12/15/11	255	293,686	279,201	14,485

				$(172,821)

(a)	Non-income producing security.

(b)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

Glossary:

REIT – Real Estate Investment Trust

See notes to financial statements.

ALLIANCEBERNSTEIN GLOBAL REAL ESTATE INVESTMENT FUND •	17

Portfolio of Investments

STATEMENT OF ASSETS & LIABILITIES

November 30, 2011

Assets
Investments in securities, at value
Unaffiliated issuers (cost $97,240,482)	$105,335,191
Affiliated issuers (cost $382,287)	382,287
Foreign currencies, at value (cost $633,575)	633,093
Receivable for investment securities sold	1,286,151
Unrealized appreciation of forward currency exchange contracts	586,356
Dividends receivable	181,429
Receivable for capital stock sold	123,204

Total assets	108,527,711

Liabilities
Unrealized depreciation of forward currency exchange contracts	759,177
Payable for capital stock redeemed	535,166
Payable for investment securities purchased	243,640
Advisory fee payable	48,226
Distribution fee payable	37,732
Administrative fee payable	12,000
Transfer Agent fee payable	10,857
Accrued expenses and other liabilities	186,300

Total liabilities	1,833,098

Net Assets	$106,694,613

Composition of Net Assets
Capital stock, at par	$9,842
Additional paid-in capital	171,066,319
Undistributed net investment income	1,109,282
Accumulated net realized loss on investment and foreign currency transactions	(73,410,723)
Net unrealized appreciation of investments and foreign currency denominated assets and liabilities	7,919,893

$106,694,613

Net Asset Value Per Share—21 billion shares of capital stock authorized, $.001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value
A	$64,116,127	5,887,668	$10.89	*

B	$4,284,420	403,530	$10.62

C	$17,749,956	1,655,767	$10.72

Advisor	$5,161,029	475,383	$10.86

R	$5,969,651	553,273	$10.79

K	$6,875,086	633,910	$10.85

I	$2,538,344	232,931	$10.90

*	The maximum offering price per share for Class A shares was $11.37 which reflects a sales charge of 4.25%.

See notes to financial statements.

18	• ALLIANCEBERNSTEIN GLOBAL REAL ESTATE INVESTMENT FUND

Statement of Assets & Liabilities

STATEMENT OF OPERATIONS

Year Ended November 30, 2011

Investment Income
Dividends
Unaffiliated issuers (net of foreign taxes withheld of $201,618)	$3,169,800
Affiliated issuers	1,335	$3,171,135

Expenses
Advisory fee (see Note B)	702,041
Distribution fee—Class A	233,339
Distribution fee—Class B	57,677
Distribution fee—Class C	206,834
Distribution fee—Class R	34,141
Distribution fee—Class K	19,869
Transfer agency—Class A	171,849
Transfer agency—Class B	18,524
Transfer agency—Class C	51,108
Transfer agency—Advisor Class	12,886
Transfer agency—Class R	17,753
Transfer agency—Class K	15,895
Transfer agency—Class I	3,335
Custodian	124,054
Registration fees	77,949
Administrative	65,275
Directors’ fees	54,124
Audit	50,877
Printing	46,995
Legal	43,547
Miscellaneous	16,867

Total expenses		2,024,939

Net investment income		1,146,196

Realized and Unrealized Gain (Loss) on Investment and Foreign Currency Transactions
Net realized gain on:
Investment transactions		5,638,142
Foreign currency transactions		1,246,997
Net change in unrealized appreciation/depreciation of:
Investments		(9,674,099)
Foreign currency denominated assets and liabilities		(116,906)

Net loss on investment and foreign currency transactions		(2,905,866)

Net Decrease in Net Assets from Operations		$(1,759,670)

See notes to financial statements.

ALLIANCEBERNSTEIN GLOBAL REAL ESTATE INVESTMENT FUND •	19

Statement of Operations

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended November 30, 2011	Year Ended November 30, 2010
Increase (Decrease) in Net Assets from Operations
Net investment income	$1,146,196	$1,717,774
Net realized gain on investment and foreign currency transactions	6,885,139	2,739,792
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	(9,791,005)	12,838,880

Net increase (decrease) in net assets from operations	(1,759,670)	17,296,446
Dividends to Shareholders from
Net investment income
Class A	(2,498,513)	(3,854,684)
Class B	(156,771)	(414,874)
Class C	(492,339)	(951,241)
Advisor Class	(244,792)	(246,884)
Class R	(188,927)	(245,970)
Class K	(265,758)	(341,108)
Class I	(93,034)	(178,853)
Capital Stock Transactions
Net decrease	(18,357,926)	(3,011,246)

Total increase (decrease)	(24,057,730)	8,051,586
Net Assets
Beginning of period	130,752,343	122,700,757

End of period (including undistributed net investment income of $1,109,282 and $375,001, respectively)	$106,694,613	$130,752,343

See notes to financial statements.

20	• ALLIANCEBERNSTEIN GLOBAL REAL ESTATE INVESTMENT FUND

Statement of Changes in Net Assets

NOTES TO FINANCIAL STATEMENTS

November 30, 2011

NOTE A

Significant Accounting Policies

AllianceBernstein Global Real Estate Investment Fund, Inc. (the “Fund”) was incorporated in the state of Maryland on July 15, 1996 is registered under the Investment Company Act of 1940, as a diversified, open-end management investment company. The Fund offers Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class B shares are currently sold with a contingent deferred sales charge which declines from 4% to zero depending on the period of time the shares are held. Effective January 31, 2009, sales of Class B shares of the Fund to new investors were suspended. Class B shares will only be issued (i) upon the exchange of Class B shares from another AllianceBernstein Mutual Fund, (ii) for purposes of dividend reinvestment, (iii) through the Fund’s Automatic Investment Program (the “Program”) for accounts that established the Program prior to January 31, 2009, and (iv) to Class B shareholders as of January 31, 2009. The ability to establish a new Program for accounts containing Class B shares was suspended as of January 31, 2009. Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. Class R and Class K shares are sold without an initial or contingent deferred sales charge. Advisor Class and Class I shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. All seven classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles, (“U.S. GAAP”), which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Directors.

In general, the market value of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc.

ALLIANCEBERNSTEIN GLOBAL REAL ESTATE INVESTMENT FUND •	21

Notes to Financial Statements

(“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the mean of the closing bid and ask prices on such day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter market (“OTC”) put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, AllianceBernstein L.P. (the “Adviser”) will have discretion to determine the best valuation (e.g. last trade price); open futures contracts are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less; or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security; and swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties, which are approved by the Board of Directors. Investments in money market funds are valued at their net asset value each day.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time (see Note A.2).

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The U.S. GAAP disclosure requirements establish a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable

22	• ALLIANCEBERNSTEIN GLOBAL REAL ESTATE INVESTMENT FUND

Notes to Financial Statements

inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of November 30, 2011:

Investments in Securities	Level 1		Level 2		Level 3			Total
Common Stocks:
Equity: Other	$13,532,084		$28,616,935		$	– 0	–	$42,149,019
Retail	11,984,000		8,398,468			– 0	–	20,382,468
Residential	13,771,742		4,304,602			– 0	–	18,076,344
Office	9,060,580		3,552,715			– 0	–	12,613,295
Lodging	4,497,053		2,393,372			– 0	–	6,890,425
Industrials	2,564,325		2,659,315			– 0	–	5,223,640
Short-Term Investments	382,287		– 0	–		– 0	–	382,287

Total Investments in Securities	55,792,071		49,925,407	†		– 0	–	105,717,478
Other Financial Instruments*:
Assets
Forward Currency Exchange Contracts	– 0	–	586,356			– 0	–	586,356
Liabilities
Forward Currency Exchange Contracts	– 0	–	(759,177)			– 0	–	(759,177)

Total	$55,792,071		$49,752,586		$	– 0	–	$105,544,657

*	Other financial instruments are derivative instruments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

†

The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred between the close of the foreign markets and the time at which the Fund values its securities which may materially affect the value of securities trading in such markets. To account for this, the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a significant portion of the Fund’s investments are categorized as Level 2 investments.

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean

ALLIANCEBERNSTEIN GLOBAL REAL ESTATE INVESTMENT FUND •	23

Notes to Financial Statements

of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation and depreciation of investments and foreign currency denominated assets and liabilities.

4. Taxes

It is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Fund’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Fund’s financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date securities are purchased or sold. Investment gains and losses are determined on the identified cost basis. The Fund amortizes premiums and accretes discounts as adjustments to interest income.

6. Class Allocations

All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each settled class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except for class specific expenses which

24	• ALLIANCEBERNSTEIN GLOBAL REAL ESTATE INVESTMENT FUND

Notes to Financial Statements

are allocated to the respective class. Realized and unrealized gains and losses are allocated among the various share classes based on their respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Fund pays the Adviser an advisory fee at an annual rate of .55% of the first $2.5 billion, .45% of the next $2.5 billion and .40% in excess of $5 billion, of the Fund’s average daily net assets. The fee is accrued daily and paid monthly.

Pursuant to the investment advisory agreement, the Fund may reimburse the Adviser for certain legal and accounting services provided to the Fund by the Adviser. For the year ended November 30, 2011, such fee amounted to $65,275.

The Fund compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. Such compensation retained by ABIS amounted to $134,734 for the year ended November 30, 2011.

AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Fund’s shares. The Distributor has advised the Fund that it has retained front-end sales charges of $4,916 from the sale of Class A shares and received $3,440, $2,543 and $1,037 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A, Class B and Class C shares, respectively, for the year ended November 30, 2011.

The Fund may invest in the AllianceBernstein Fixed-Income Shares, Inc.—Government STIF Portfolio, an open-end management investment company managed by the Adviser. The Government STIF Portfolio is offered as a cash management option to mutual funds and other institutional accounts of the Adviser, and is not available for direct purchase by members of the public. The Government STIF Portfolio pays no investment management fees but does bear

ALLIANCEBERNSTEIN GLOBAL REAL ESTATE INVESTMENT FUND •	25

Notes to Financial Statements

its own expenses. A summary of the Fund’s transactions in shares of the Government STIF Portfolio for the year ended November 30, 2011 is as follows:

Market Value November 30, 2010 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value November 30, 2011 (000)	Dividend Income (000)
$ 496	$42,631	$42,745	$382	$1

Brokerage commissions paid on investment transactions for the year ended November 30, 2011 amounted to $217,183, of which $0 and $0, respectively, were paid to Sanford C. Bernstein Co., LLC and Sanford C. Bernstein Limited, affiliates of the Adviser.

NOTE C

Distribution Services Agreement

The Fund has adopted a Distribution Services Agreement (the “Agreement”) pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement the Fund pays distribution and servicing fees to the Distributor at an annual rate of up to .30% of the Fund’s average daily net assets attributable to Class A shares, 1% of the Fund’s average daily net assets attributable to Class B and Class C shares, .50% of the Fund’s average daily net assets attributable to Class R shares and .25% of the Fund’s average daily net assets attributable to Class K shares. There are no distribution and servicing fees on the Advisor Class and Class I shares. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. Since the commencement of the Fund’s operations, the Distributor has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amounts of $9,019,008, $2,167,051, $202,123 and $96,126 for Class B, Class C, Class R and Class K shares, respectively. While such costs may be recovered from the Fund in future periods so long as the Agreement is in effect, the rate of the distribution and servicing fees payable under the Agreement may not be increased without a shareholder vote. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund’s shares.

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the year ended November 30, 2011 were as follows:

	Purchases		Sales
Investment securities (excluding U.S. government securities)	$89,456,774		$108,203,169
U.S. government securities	– 0	–	– 0	–

26	• ALLIANCEBERNSTEIN GLOBAL REAL ESTATE INVESTMENT FUND

Notes to Financial Statements

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation (excluding foreign currency contracts) are as follows:

Cost	$101,965,940

Gross unrealized appreciation	$16,736,866
Gross unrealized depreciation	(12,985,328)

Net unrealized appreciation	$3,751,538

1. Derivative Financial Instruments

The Fund may use derivatives to earn income and enhance returns, to hedge or adjust the risk profile of its portfolio, to replace more traditional direct investments, or to obtain exposure to otherwise inaccessible markets.

The principal type of derivatives utilized by the Fund, as well as the methods in which they may be used are:

•	Forward Currency Exchange Contracts

The Fund may enter into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sale commitments denominated in foreign currencies and for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions.”

A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on foreign currency transactions. Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and/or depreciation by the Fund. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The face or contract amount, in U.S. dollars reflects the total exposure the Fund has in that particular currency contract.

During the year ended November 30, 2011, the Fund held forward currency exchange contracts for hedging and non-hedging purposes.

ALLIANCEBERNSTEIN GLOBAL REAL ESTATE INVESTMENT FUND •	27

Notes to Financial Statements

At November 30, 2011, the Fund had entered into the following derivatives:

	Asset Derivatives		Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Foreign exchange contracts	Unrealized appreciation of forward currency exchange contracts	$586,356	Unrealized depreciation of forward currency exchange contracts	$759,177

Total		$586,356		$759,177

The effect of derivative instruments on the statement of operations for the year ended November 30, 2011:

Derivative Type	Location of Gain or (Loss) on Derivatives	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Foreign exchange contracts	Net realized gain/(loss) on foreign currency transactions; Net change in unrealized appreciation/depreciation of foreign currency denominated assets and liabilities	$1,276,155	$(134,361)

Total		$1,276,155	$(134,361)

For the year ended November 30, 2011, the average monthly principal amount of forward currency exchange contracts was $50,790,790.

2. Currency Transactions

The Fund may invest in non-U.S. Dollar securities on a currency hedged or unhedged basis. The Fund may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Fund may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Fund and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Fund may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

28	• ALLIANCEBERNSTEIN GLOBAL REAL ESTATE INVESTMENT FUND

Notes to Financial Statements

NOTE E

Capital Stock

Each class consists of 3,000,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	Shares		Amount
	Year Ended November 30, 2011	Year Ended November 30, 2010	Year Ended November 30, 2011	Year Ended November 30, 2010

Class A
Shares sold	929,692	1,343,554	$11,081,476	$14,515,914

Shares issued in reinvestment of dividends and distributions	191,363	340,702	2,206,420	3,434,684

Shares converted from Class B	96,881	175,023	1,171,561	1,868,994

Shares redeemed	(2,270,971)	(2,099,202)	(26,576,826)	(22,055,749)

Net decrease	(1,053,035)	(239,923)	$(12,117,369)	$(2,236,157)

Class B
Shares sold	24,826	45,011	$285,824	$481,719

Shares issued in reinvestment of dividends and distributions	12,671	38,270	143,558	379,635

Shares converted to Class A	(98,973)	(178,682)	(1,171,561)	(1,868,994)

Shares redeemed	(118,366)	(158,102)	(1,353,950)	(1,636,554)

Net decrease	(179,842)	(253,503)	$(2,096,129)	$(2,644,194)

Class C
Shares sold	204,646	218,435	$2,401,709	$2,332,359

Shares issued in reinvestment of dividends and distributions	36,936	82,683	422,179	826,830

Shares redeemed	(412,432)	(371,495)	(4,781,740)	(3,901,567)

Net decrease	(170,850)	(70,377)	$(1,957,852)	$(742,378)

Advisor Class
Shares sold	250,173	459,104	$3,014,077	$4,793,126

Shares issued in reinvestment of dividends and distributions	17,685	18,069	202,847	181,233

Shares redeemed	(408,354)	(310,186)	(4,782,316)	(3,201,339)

Net increase (decrease)	(140,496)	166,987	$(1,565,392)	$1,773,020

ALLIANCEBERNSTEIN GLOBAL REAL ESTATE INVESTMENT FUND •	29

Notes to Financial Statements

	Shares		Amount
	Year Ended November 30, 2011	Year Ended November 30, 2010	Year Ended November 30, 2011	Year Ended November 30, 2010

Class R
Shares sold	262,078	235,748	$3,083,072	$2,513,562

Shares issued in reinvestment of dividends and distributions	16,500	24,523	188,927	245,968

Shares redeemed	(268,590)	(175,582)	(3,083,794)	(1,833,180)

Net increase	9,988	84,689	$188,205	$926,350

Class K
Shares sold	209,326	269,388	$2,487,317	$2,873,130

Shares issued in reinvestment of dividends and distributions	23,149	33,974	265,755	341,104

Shares redeemed	(309,654)	(223,699)	(3,650,010)	(2,326,234)

Net increase (decrease)	(77,179)	79,663	$(896,938)	$888,000

Class I
Shares sold	51,256	69,636	$621,163	$743,741

Shares issued in reinvestment of dividends and distributions	8,090	17,796	93,034	178,853

Shares redeemed	(52,557)	(183,318)	(626,648)	(1,898,481)

Net increase (decrease)	6,789	(95,886)	$87,549	$(975,887)

NOTE F

Risks Involved in Investing in the Fund

Concentration of Risk—Although the Fund does not invest directly in real estate, it invests primarily in Real Estate Equity Securities and has a policy of concentration of its investments in the real estate industry. Therefore, an investment in the Fund is subject to certain risks associated with the direct ownership of real estate and with the real estate industry in general. To the extent that assets underlying the Fund’s investments are concentrated geographically, by property type or in certain other respects, the Fund may be subject to additional risks.

In addition, investing in Real Estate Investment Trusts (“REITs”) involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. REITs are dependent upon management skills, are not diversified, and are subject to heavy cash flow dependency, default by borrowers and self-liquidation. REITs are also subject to the possibilities of failing to qualify for tax-free pass-through of income under the Code and failing to maintain

30	• ALLIANCEBERNSTEIN GLOBAL REAL ESTATE INVESTMENT FUND

Notes to Financial Statements

their exemptions from registration under the 1940 Act. REITs (especially mortgage REITs) also are subject to interest rate risks.

Foreign Securities Risk—Investing in securities of foreign companies or foreign governments involves special risks which include changes in foreign currency exchange rates and the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies or foreign governments and their markets may be less liquid and their prices more volatile than those of comparable U.S. companies or of the U.S. government.

Currency Risk—This is the risk that changes in foreign currency exchange rates may negatively affect the value of the Fund’s investments or reduce the returns of the Fund. For example, the value of the Fund’s investments in foreign currency-denominated securities or currencies may decrease if the U.S. Dollar is strong (i.e., gaining value relative to other currencies) and other currencies are weak (i.e., losing value relative to the U.S. Dollar). Currency markets are generally not as regulated as securities markets. Independent of the Fund’s investments in securities denominated in foreign currencies, the Fund’s positions in various foreign currencies may cause the Fund to experience investment losses due to the changes in exchange rates and interest rates.

Derivatives Risk—The Fund may enter into derivative transactions such as forwards, options, futures and swaps. Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Fund, and subject to counterparty risk to a greater degree than more traditional investments. Derivatives may result in significant losses, including losses that are far greater than the value of the derivatives reflected in the statement of assets and liabilities.

Indemnification Risk—In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Fund has not accrued any liability in connection with these indemnification provisions.

NOTE G

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $140 million revolving credit facility (the “Facility”) intended to provide short-term financing if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the year ended November 30, 2011.

ALLIANCEBERNSTEIN GLOBAL REAL ESTATE INVESTMENT FUND •	31

Notes to Financial Statements

NOTE H

Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended November 30, 2011 and November 30, 2010 were as follows:

	2011	2010
Distributions paid from:
Ordinary income	$3,940,134	$6,233,614

Total taxable distributions	3,940,134	6,233,614

Total distributions paid	$3,940,134	$6,233,614

As of November 30, 2011, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed net investment income	$3,517,833
Accumulated capital and other losses	(71,648,919	)(a)
Unrealized appreciation/(depreciation)	3,749,543	(b)

Total accumulated earnings/(deficit)	$(64,381,543)

(a)

On November 30, 2011, the Fund had a net capital loss carryforward for federal income tax purposes of $71,648,919 of which $23,077,050 expires in the year 2016, $46,626,013 expires in the year 2017, and $1,945,856 expires in the year 2018. To the extent future capital gains are offset by capital loss carryforwards, such gains will not be distributed. During the fiscal year, the Fund utilized capital loss carryforwards of $2,178,493.

(b)

The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the tax deferral of losses on wash sales, and the mark to market of gains/losses on certain derivative instruments and passive foreign investment companies (PFICs).

During the current fiscal year, permanent differences primarily due to foreign currency reclassifications, the redesignation of foreign capital gains tax, and the tax treatment of gains/losses from passive foreign investment companies (PFICs) resulted in a net decrease in distributions in excess of net investment income and a net increase in accumulated net realized loss on investment and foreign currency transactions. These reclassifications had no effect on net assets.

NOTE I

Recent Accounting Pronouncement

In May 2011, the Financial Accounting Standard Board (“FASB”) issued an Accounting Standard Update (“ASU”) to develop common requirements for measuring fair value and for disclosing information about fair value measurements in U.S. GAAP and International Financial Reporting Standards (“IFRS”). The amendments are intended to improve the comparability of fair value measurements presented and disclosed in the financial statements prepared in accordance with U.S. GAAP and IFRS. The ASU is effective during interim or annual periods beginning after December 15, 2011. At this time, management is evaluating the implication of this ASU and its impact on the financial statements has not been determined.

32	• ALLIANCEBERNSTEIN GLOBAL REAL ESTATE INVESTMENT FUND

Notes to Financial Statements

NOTE J

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Fund’s financial statements through this date.

ALLIANCEBERNSTEIN GLOBAL REAL ESTATE INVESTMENT FUND •	33

Notes to Financial Statements

FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class A
Year Ended November 30,
2011	2010	2009	2008	2007

Net asset value, beginning of period	$ 11.47	$ 10.46	$ 7.43	$ 25.53	$ 30.00

Income From Investment Operations
Net investment income(a)	.12	.16	.20	.26	.35
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.34)	1.39	2.92	(9.51)	(1.86)

Net increase (decrease) in net asset value from operations	(.22)	1.55	3.12	(9.25)	(1.51)

Less: Dividends and Distributions
Dividends from net investment income	(.36)	(.54)	(.09)	(.53)	(.28)
Tax return of capital	– 0	–	– 0	–	– 0	–	(.18)	– 0	–
Distributions from net realized gain on investment and foreign currency transactions	– 0	–	– 0	–	– 0	–	(8.14)	(2.68)

Total dividends and distributions	(.36)	(.54)	(.09)	(8.85)	(2.96)

Net asset value, end of period	$ 10.89	$ 11.47	$ 10.46	$ 7.43	$ 25.53

Total Return
Total investment return based on net asset value(b)	(2.08)%	15.50%	42.59%	(53.30)%	(5.27)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$64,116	$79,631	$75,106	$63,224	$164,223
Ratio to average net assets of:
Expenses	1.45%	1.58	%(c)	1.76%	1.35%	1.24%
Net investment income	1.04%	1.52	%(c)	2.40%	1.96%	1.29%
Portfolio turnover rate	71%	70%	67%	41%	102%

See footnote summary on page 41.

34	• ALLIANCEBERNSTEIN GLOBAL REAL ESTATE INVESTMENT FUND

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class B
Year Ended November 30,
2011	2010	2009	2008	2007

Net asset value, beginning of period	$ 11.20	$ 10.27	$ 7.33	$ 25.28	$ 29.77

Income From Investment Operations
Net investment income(a)	.03	.08	.14	.17	.18
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.34)	1.35	2.86	(9.41)	(1.92)

Net increase (decrease) in net asset value from operations	(.31)	1.43	3.00	(9.24)	(1.74)

Less: Dividends and Distributions
Dividends from net investment income	(.27)	(.50)	(.06)	(.43)	(.07)
Tax return of capital	– 0	–	– 0	–	– 0	–	(.14)	– 0	–
Distributions from net realized gain on investment and foreign currency transactions	– 0	–	– 0	–	– 0	–	(8.14)	(2.68)

Total dividends and distributions	(.27)	(.50)	(.06)	(8.71)	(2.75)

Net asset value, end of period	$ 10.62	$ 11.20	$ 10.27	$ 7.33	$ 25.28

Total Return
Total investment return based on net asset value(b)	(2.89)%	14.58%	41.29%	(53.64)%	(6.13)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$4,284	$6,532	$8,591	$9,657	$37,750
Ratio to average net assets of:
Expenses	2.24%	2.38	%(c)	2.61%	2.12%	1.98%
Net investment income	.27%	.73	%(c)	1.70%	1.25%	.65%
Portfolio turnover rate	71%	70%	67%	41%	102%

See footnote summary on page 41.

ALLIANCEBERNSTEIN GLOBAL REAL ESTATE INVESTMENT FUND •	35

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class C
Year Ended November 30,
2011	2010	2009	2008	2007

Net asset value, beginning of period	$ 11.29	$ 10.34	$ 7.37	$ 25.36	$ 29.81

Income From Investment Operations
Net investment income(a)	.04	.08	.14	.18	.13
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.34)	1.37	2.89	(9.46)	(1.83)

Net increase (decrease) in net asset value from operations	(.30)	1.45	3.03	(9.28)	(1.70)

Less: Dividends and Distributions
Dividends from net investment income	(.27)	(.50)	(.06)	(.43)	(.07)
Tax return of capital	– 0	–	– 0	–	– 0	–	(.14)	– 0	–
Distributions from net realized gain on investment and foreign currency transactions	– 0	–	– 0	–	– 0	–	(8.14)	(2.68)

Total dividends and distributions	(.27)	(.50)	(.06)	(8.71)	(2.75)

Net asset value, end of period	$ 10.72	$ 11.29	$ 10.34	$ 7.37	$ 25.36

Total Return
Total investment return based on net asset value(b)	(2.78)%	14.68%	41.47%	(53.63)%	(5.98)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$17,750	$20,629	$19,616	$16,167	$54,390
Ratio to average net assets of:
Expenses	2.17%	2.31	%(c)	2.50%	2.07%	1.96%
Net investment income	.31%	.78	%(c)	1.69%	1.30%	.48%
Portfolio turnover rate	71%	70%	67%	41%	102%

See footnote summary on page 41.

36	• ALLIANCEBERNSTEIN GLOBAL REAL ESTATE INVESTMENT FUND

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Advisor Class
Year Ended November 30,
2011	2010	2009	2008	2007

Net asset value, beginning of period	$ 11.44	$ 10.41	$ 7.39	$ 25.45	$ 29.84

Income From Investment Operations
Net investment income(a)	.15	.19	.22	.29	.37
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.33)	1.39	2.90	(9.45)	(1.71)

Net increase (decrease) in net asset value from operations	(.18)	1.58	3.12	(9.16)	(1.34)

Less: Dividends and Distributions
Dividends from net investment income	(.40)	(.55)	(.10)	(.57)	(.37)
Tax return of capital	– 0	–	– 0	–	– 0	–	(.19)	– 0	–
Distributions from net realized gain on investment and foreign currency transactions	– 0	–	– 0	–	– 0	–	(8.14)	(2.68)

Total dividends and distributions	(.40)	(.55)	(.10)	(8.90)	(3.05)

Net asset value, end of period	$ 10.86	$ 11.44	$ 10.41	$ 7.39	$ 25.45

Total Return
Total investment return based on net asset value(b)	(1.80)%	15.94%	42.90%	(53.15)%	(4.72)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$5,161	$7,045	$4,675	$3,476	$6,472
Ratio to average net assets of:
Expenses	1.15%	1.28	%(c)	1.46%	1.05%	.96%
Net investment income	1.29%	1.81	%(c)	2.64%	2.23%	1.37%
Portfolio turnover rate	71%	70%	67%	41%	102%

See footnote summary on page 41.

ALLIANCEBERNSTEIN GLOBAL REAL ESTATE INVESTMENT FUND •	37

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class R
Year Ended November 30,
2011	2010	2009	2008	2007

Net asset value, beginning of period	$ 11.39	$ 10.40	$ 7.40	$ 25.46	$ 29.97

Income From Investment Operations
Net investment income(a)	.09	.14	.18	.23	.06
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.34)	1.38	2.92	(9.47)	(1.66)

Net increase (decrease) in net asset value from operations	(.25)	1.52	3.10	(9.24)	(1.60)

Less: Dividends and Distributions
Dividends from net investment income	(.35)	(.53)	(.10)	(.51)	(.23)
Tax return of capital	– 0	–	– 0	–	– 0	–	(.17)	– 0	–
Distributions from net realized gain on investment and foreign currency transactions	– 0	–	– 0	–	– 0	–	(8.14)	(2.68)

Total dividends and distributions	(.35)	(.53)	(.10)	(8.82)	(2.91)

Net asset value, end of period	$ 10.79	$ 11.39	$ 10.40	$ 7.40	$ 25.46

Total Return
Total investment return based on net asset value(b)	(2.36)%	15.32%	42.45%	(53.37)%	(5.60)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$5,970	$6,186	$4,768	$2,084	$2,471
Ratio to average net assets of:
Expenses	1.69%	1.75	%(c)	1.83%	1.56%	1.56%
Net investment income	.79%	1.32	%(c)	2.12%	1.77%	.21%
Portfolio turnover rate	71%	70%	67%	41%	102%

See footnote summary on page 41.

38	• ALLIANCEBERNSTEIN GLOBAL REAL ESTATE INVESTMENT FUND

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class K
Year Ended November 30,
2011	2010	2009	2008	2007

Net asset value, beginning of period	$ 11.44	$ 10.42	$ 7.40	$ 25.46	$ 29.96

Income From Investment Operations
Net investment income (loss)(a)	.13	.17	.22	.27	(.36	)†
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.34)	1.40	2.91	(9.48)	(1.15)

Net increase (decrease) in net asset value from operations	(.21)	1.57	3.13	(9.21)	(1.51)

Less: Dividends and Distributions
Dividends from net investment income	(.38)	(.55)	(.11)	(.53)	(.31)
Tax return of capital	– 0	–	– 0	–	– 0	–	(.18)	– 0	–
Distributions from net realized gain on investment and foreign currency transactions	– 0	–	– 0	–	– 0	–	(8.14)	(2.68)

Total dividends and distributions	(.38)	(.55)	(.11)	(8.85)	(2.99)

Net asset value, end of period	$ 10.85	$ 11.44	$ 10.42	$ 7.40	$ 25.46

Total Return
Total investment return based on net asset value(b)	(2.02)%	15.75%	42.92%	(53.27)%	(5.28)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$6,875	$8,133	$6,581	$4,292	$9,029
Ratio to average net assets of:
Expenses	1.38%	1.45	%(c)	1.50%	1.27%	1.34%
Net investment income (loss)	1.13%	1.64	%(c)	2.59%	2.05%	(1.46)%
Portfolio turnover rate	71%	70%	67%	41%	102%

See footnote summary on page 41.

ALLIANCEBERNSTEIN GLOBAL REAL ESTATE INVESTMENT FUND •	39

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class I
Year Ended November 30,
2011	2010	2009	2008	2007

Net asset value, beginning of period	$ 11.48	$ 10.45	$ 7.41	$ 25.49	$ 29.97

Income From Investment Operations
Net investment income(a)	.17	.22	.24	.38	.36
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.34)	1.37	2.92	(9.53)	(1.78)

Net increase (decrease) in net asset value from operations	(.17)	1.59	3.16	(9.15)	(1.42)

Less: Dividends and Distributions
Dividends from net investment income	(.41)	(.56)	(.12)	(.59)	(.38)
Tax return of capital	– 0	–	– 0	–	– 0	–	(.20)	– 0	–
Distributions from net realized gain on investment and foreign currency transactions	– 0	–	– 0	–	– 0	–	(8.14)	(2.68)

Total dividends and distributions	(.41)	(.56)	(.12)	(8.93)	(3.06)

Net asset value, end of period	$ 10.90	$ 11.48	$ 10.45	$ 7.41	$ 25.49

Total Return
Total investment return based on net asset value(b)	(1.65)%	15.97%	43.35%	(53.04)%	(4.97)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$2,538	$2,597	$3,364	$2,485	$5,060
Ratio to average net assets of:
Expenses	1.05%	1.11	%(c)	1.19%	.86%	.91%
Net investment income	1.42%	2.02	%(c)	2.88%	2.78%	1.34%
Portfolio turnover rate	71%	70%	67%	41%	102%

See footnote summary on page 41.

40	• ALLIANCEBERNSTEIN GLOBAL REAL ESTATE INVESTMENT FUND

Financial Highlights

†	Due to the timing of sales and repurchases of capital shares, the net investment income per share is not in accord with the Fund’s net investment income for the period.

(a)	Based on average shares outstanding.

(b)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charge or contingent deferred sales charge is not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return for a period of less than one year is not annualized.

(c)	The ratio includes expenses attributable to costs of proxy solicitation.

See notes to financial statements.

ALLIANCEBERNSTEIN GLOBAL REAL ESTATE INVESTMENT FUND •	41

Financial Highlights

REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Directors of AllianceBernstein Global Real Estate Investment Fund, Inc.

We have audited the accompanying statement of assets and liabilities of AllianceBernstein Global Real Estate Investment Fund, Inc. (the “Fund”), including the portfolio of investments, as of November 30, 2011, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2011 by correspondence with the custodian and others, or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AllianceBernstein Global Real Estate Investment Fund, Inc. at November 30, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

January 26, 2012

42	• ALLIANCEBERNSTEIN GLOBAL REAL ESTATE INVESTMENT FUND

Report of Independent Registered Public Accounting Firm

2011 FEDERAL TAX INFORMATION

(unaudited)

For Federal income tax purposes, the following information is furnished with respect to the distributions paid by the Fund during the taxable year ended November 30, 2011. For corporate shareholders, 6.80% of dividends paid qualify for the dividends received deduction.

The Fund intends to make an election to pass through foreign taxes to its shareholders. For the taxable year ended November 30, 2011, $179,849 of foreign taxes may be passed through and the associated foreign source income for information reporting purposes is $2,543,424.

For the taxable year ended November 30, 2011, the Fund designates $933,854 as the maximum amount that may be considered qualified dividend income for individual shareholders.

Shareholders should not use the above information to prepare their income tax returns. The information necessary to complete your income tax returns will be included with your Form 1099-DIV which will be sent to you separately in January 2012.

ALLIANCEBERNSTEIN GLOBAL REAL ESTATE INVESTMENT FUND •	43

Tax Information

BOARD OF DIRECTORS

William H. Foulk, Jr.(1) , Chairman

John H. Dobkin(1)

Michael J. Downey(1)

D. James Guzy(1)

Nancy P. Jacklin(1)

Robert M. Keith, President and Chief Executive Officer

Garry L. Moody(1)

Marshall C. Turner, Jr.(1)

Earl D. Weiner(1)

OFFICERS

Philip L. Kirstein, Senior Vice President and Independent Compliance Officer

Teresa Marziano(2), Senior Vice President

Diane Won(2), Vice President

Emilie D. Wrapp, Secretary

Joseph J. Mantineo, Treasurer and Chief Financial Officer

Phyllis J. Clarke, Controller

Custodian and Accounting Agent

Brown Brothers Harriman & Co.
40 Water Street
Boston, MA 02109

Principal Underwriter

AllianceBernstein Investments, Inc.
1345 Avenue of the Americas
New York, NY 10105

Legal Counsel

Seward & Kissel LLP
One Battery Park Plaza
New York, NY 10004

Independent Registered Public Accounting Firm

Ernst & Young LLP
5 Times Square
New York, NY 10036

Transfer Agent

AllianceBernstein Investor
Services, Inc.
P.O. Box 786003
San Antonio, TX 78278-6003
Toll-Free (800) 221-5672

(1)	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee. Mr. Foulk is the sole member of the Fair Value Pricing Committee.

(2)	The day-to-day management of, and investment decisions for, the Fund’s portfolio are made by the Global REIT Senior Investment Management Team. Mses. Teresa Marziano and Diane Won are the investment professionals with the most significant responsibility for the day-to-day management of the Fund’s portfolio.

44	• ALLIANCEBERNSTEIN GLOBAL REAL ESTATE INVESTMENT FUND

Board of Directors

MANAGEMENT OF THE FUND

Board of Directors Information

The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund’s Directors is set forth below.

NAME, ADDRESS* AND AGE (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR IN THE PAST FIVE YEARS
INTERESTED DIRECTOR
Robert M. Keith, + 1345 Avenue of the Americas New York, New York 10105 51 (2010)	Senior Vice President of AllianceBernstein L.P. (the “Adviser”) and head of AllianceBernstein Investments, Inc. (“ABI”) since July 2008; Director of ABI and President of the AllianceBernstein Mutual Funds. Previously, he served as Executive Managing Director of ABI from December 2006 to June 2008. Prior to joining ABI in 2006, Executive Managing Director of Bernstein Global Wealth Management, and prior thereto, Senior Managing Director and Global Head of Client Service and Sales of the Adviser’s institutional investment management business since 2004. Prior thereto, Managing Director and Head of North American Client Service and Sales in the Adviser’s institutional investment management business, with which he had been associated since prior to 2004.	102	None

ALLIANCEBERNSTEIN GLOBAL REAL ESTATE INVESTMENT FUND •	45

Management of the Fund

NAME, ADDRESS* AND AGE (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR IN THE PAST FIVE YEARS
DISINTERESTED DIRECTORS
William H. Foulk, Jr., ++, # Chairman of the Board 79 (2002)	Investment Adviser and an Independent Consultant since prior to 2007. Previously, he was Senior Manager of Barrett Associates, Inc., a registered investment adviser. He was formerly Deputy Comptroller and Chief Investment Officer of the State of New York and, prior thereto, Chief Investment Officer of the New York Bank for Savings. He has served as a director or trustee of various AllianceBernstein Funds since 1983 and has been Chairman of the AllianceBernstein Funds and of the Independent Directors Committee of such Funds since 2003. He is also active in a number of mutual fund organizations and committees.	102	None

John H. Dobkin, # 69 (2002)	Independent Consultant since prior to 2007. Formerly, President of Save Venice, Inc. (preservation organization) from 2001-2002, Senior Advisor from June 1999-June 2000 and President of Historic Hudson Valley (historic preservation) from December 1989-May 1999. Previously, Director of the National Academy of Design. He has served as a director or trustee of various AllianceBernstein Funds since 1992, and as Chairman of the Audit Committees of a number of such Funds from 2001-2008.	102	None

46	• ALLIANCEBERNSTEIN GLOBAL REAL ESTATE INVESTMENT FUND

Management of the Fund

NAME, ADDRESS* AND AGE (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR IN THE PAST FIVE YEARS
DISINTERESTED DIRECTORS (continued)
Michael J. Downey, # 68 (2005)	Private Investor since prior to 2007. Formerly, managing partner of Lexington Capital, LLC (investment advisory firm) from December 1997 until December 2003. From 1987 until 1993, Chairman and CEO of Prudential Mutual Fund Management, Director of the Prudential Mutual Funds and member of the Executive Committee of Prudential Securities, Inc. He has served as a director or trustee of the AllianceBernstein Funds since 2005 and is a director of two other registered investment companies (and Chairman of one of them).	102	Asia Pacific Fund, Inc. and The Merger Fund since prior to 2007 and Prospect Acquisition Corp. (financial services) from 2007 until 2009

D. James Guzy, # 75 (2005)	Chairman of the Board of PLX Technology (semi-conductors) and of SRC Computers Inc., with which he has been associated since prior to 2007. He was a director of Intel Corporation (semi-conductors) from 1969 until 2008 and served as Chairman of the Finance Committee of such company for several years until May 2008. He has served as a director or trustee of one or more of the AllianceBernstein Funds since 1982.	102	Cirrus Logic Corporation (semi-conductors) and PLX Technology Inc. (semi-conductors) since prior to 2007 and Intel Corporation (semi-conductors) since prior to 2007 until 2008

ALLIANCEBERNSTEIN GLOBAL REAL ESTATE INVESTMENT FUND •	47

Management of the Fund

NAME, ADDRESS* AND AGE (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR IN THE PAST FIVE YEARS
DISINTERESTED DIRECTORS (continued)
Nancy P. Jacklin, # 63 (2006)	Professorial Lecturer at the Johns Hopkins School of Advanced International Studies since 2008. Formerly, U.S. Executive Director of the International Monetary Fund (December 2002-May 2006); Partner, Clifford Chance (1992-2002); Sector Counsel, International Banking and Finance, and Associate General Counsel, Citicorp (1985-1992); Assistant General Counsel (International), Federal Reserve Board of Governors (1982-1985); and Attorney Advisor, U.S. Department of the Treasury (1973-1982). Member of the Bar of the District of Columbia and of New York; and member of the Council on Foreign Relations. She has served as a director or trustee of the AllianceBernstein Funds since 2006.	102	None

48	• ALLIANCEBERNSTEIN GLOBAL REAL ESTATE INVESTMENT FUND

Management of the Fund

NAME, ADDRESS* AND AGE (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR IN THE PAST FIVE YEARS
DISINTERESTED DIRECTORS (continued)
Garry L. Moody, # 59 (2008)	Independent Consultant. Formerly, Partner, Deloitte & Touche LLP (1995-2008) where he held a number of senior positions, including Vice Chairman, and U.S. and Global Investment Management Practice Managing Partner; President, Fidelity Accounting and Custody Services Company (1993-1995); and Partner, Ernst & Young LLP (1975-1993), where he served as the National Director of Mutual Fund Tax Services. He is also a member of the Governing Council of the Independent Directors Council (IDC), an organization of independent directors of mutual funds. He has served as a director or trustee, and as Chairman of the Audit Committee, of most of the AllianceBernstein Funds since 2008.	102	None

ALLIANCEBERNSTEIN GLOBAL REAL ESTATE INVESTMENT FUND •	49

Management of the Fund

NAME, ADDRESS* AND AGE (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR IN THE PAST FIVE YEARS
DISINTERESTED DIRECTORS (continued)
Marshall C. Turner, Jr., # 70 (2005)	Private Investor since prior to 2007. Interim CEO of MEMC Electronic Materials, Inc. (semi-conductor and solar cell substrates) from November 2008 until March 2009. He was Chairman and CEO of Dupont Photomasks, Inc. (components of semi-conductor manufacturing), 2003–2005, and President and CEO, 2005–2006, after the company was acquired and renamed Toppan Photomasks, Inc. He has extensive experience in venture capital investing including prior service as general partner of three institutional venture capital partnerships, and serves on the boards of a number of education and science-related non-profit organizations. He has served as a director or trustee of one or more of the AllianceBernstein Funds since 1992.	102	Xilinx, Inc. (programmable logic semi-conductors) and MEMC Electronic Materials, Inc. (semi-conductor and solar cell substrates) since prior to 2007

Earl D. Weiner, # 72 (2007)	Of Counsel, and Partner prior to January 2007, of the law firm Sullivan & Cromwell LLP and member of ABA Federal Regulation of Securities Committee Task Force to draft editions of the Fund Director’s Guidebook. He also serves as a director or trustee of various non-profit organizations and has served as Chairman or Vice Chairman of a number of them. He has served as a director or trustee of the AllianceBernstein Funds since 2007 and is Chairman of the Governance and Nominating Committees of most of the Funds.	102	None

50	• ALLIANCEBERNSTEIN GLOBAL REAL ESTATE INVESTMENT FUND

Management of the Fund

*	The address for each of the Fund’s disinterested Directors is c/o AllianceBernstein L.P., Attention: Philip L. Kirstein, 1345 Avenue of the Americas, New York, NY 10105.

**	There is no stated term of office for the Fund’s Directors.

***	The information above includes each Director’s principal occupation during the last five years and other information relating to the experience, attributes and skills relevant to each Director’s qualifications to serve as a Director, which led to the conclusion that each Director should serve as a Director for the Fund.

+	Mr. Keith is an “interested person” of the Fund, as defined in the “1940 Act”, due to his position as a Senior Vice President of the Adviser.

++	Member of the Fair Value Pricing Committee.

#	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

ALLIANCEBERNSTEIN GLOBAL REAL ESTATE INVESTMENT FUND •	51

Management of the Fund

Officer Information

Certain information concerning the Fund’s officers is set forth below.

NAME, ADDRESS,* AND AGE	POSITION(S) HELD WITH FUND	PRINCIPAL OCCUPATION DURING PAST 5 YEARS
Robert M. Keith 51	President and Chief Executive Officer	See biography above.

Philip L. Kirstein 66	Senior Vice President and Independent Compliance Officer	Senior Vice President and Independent Compliance Officer of the AllianceBernstein Funds, with which he has been associated since October 2004. Prior thereto, he was Of Counsel to Kirkpatrick & Lockhart, LLP from October 2003 to October 2004, and General Counsel of Merrill Lynch Investment Managers, L.P. since prior to March 2003.

Teresa Marziano 57	Senior Vice President	Senior Vice President of the Adviser**, with which she has been associated since prior to 2007.

Diane Won 40	Vice President	Vice President of the Adviser**, with which she has been associated since prior to 2007.

Emilie D. Wrapp 56	Secretary	Senior Vice President, Assistant General Counsel and Assistant Secretary of ABI**, with which she has been associated since prior to 2007.

Joseph J. Mantineo 52	Treasurer and Chief Financial Officer	Senior Vice President of AllianceBernstein Investor Services, Inc. (“ABIS”)**, with which he has been associated since prior to 2007.

Phyllis J. Clarke 51	Controller	Vice President of ABIS**, with which she has been associated since prior to 2007.

*	The address for each of the Fund’s Officers is 1345 Avenue of the Americas, New York, NY 10105.

**	The Adviser, ABI and ABIS are affiliates of the Fund.

The Fund’s Statement of Additional Information (“SAI”) has additional information about the Fund’s Directors and Officers and is available without charge upon request. Contact your financial representative or AllianceBernstein at (800) 227-4618, or visit www.alliancebernstein.com, for a free prospectus or SAI.

52	• ALLIANCEBERNSTEIN GLOBAL REAL ESTATE INVESTMENT FUND

Management of the Fund

THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER’S EVALUATION OF INVESTMENT ADVISORY AGREEMENT1

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the “Adviser”) and the AllianceBernstein Global Real Estate Investment Fund, Inc. (the “Fund”).2 The evaluation of the Investment Advisory Agreement was prepared by Philip L. Kirstein, the Senior Officer of the Fund, for the Directors of the Fund, as required by a September 2004 agreement between the Adviser and the New York State Attorney General (the “NYAG”). The Senior Officer’s evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Directors of the Fund to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the “40 Act”) and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Fund which was provided to the Directors in connection with their review of the proposed approval of the continuance of the Investment Advisory Agreement. The Senior Officer’s evaluation considered the following factors:

1.	Advisory fees charged to institutional and other clients of the Adviser for like services;

2.	Advisory fees charged by other mutual fund companies for like services;

3.	Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

4.	Profit margins of the Adviser and its affiliates from supplying such services;

5.	Possible economies of scale as the Fund grows larger; and

6.	Nature and quality of the Adviser’s services including the performance of the Fund.

These factors, with the exception of the first factor, are generally referred to as the “Gartenberg factors,” which were articulated by the United States Court of Appeals for the Second Circuit in 1982. Gartenberg v. Merrill Lynch Asset Management, Inc., 694 F. 2d 923 (2d Cir. 1982). On March 30, 2010, the Supreme Court held the Gartenberg decision was correct in its basic formulation of what §36(b) requires: to face liability under §36(b), “an investment adviser must charge a fee that is so disproportionately large that it bears no reasonable

1	It should be noted that the information in the fee summary was completed on April 21, 2011 and discussed with the Board of Directors on May 3-5, 2011.

2	Future references to the Fund do not include “AllianceBernstein.” References in the fee summary pertaining to performance and expense ratio rankings refer to the Class A shares of the Fund.

ALLIANCEBERNSTEIN GLOBAL REAL ESTATE INVESTMENT FUND •	53

relationship to the services rendered and could not have been the product of arms length bargaining.” Jones v. Harris Associates L.P., (No. 08-586), 130 U.S. 1418 (2010). In the Jones decision, the Court stated the Gartenberg approach fully incorporates the correct understanding of fiduciary duty within the context of section 36(b) and noted with approval that “Gartenberg insists that all relevant circumstances be taken into account” and “uses the range of fees that might result from arms-length bargaining as the benchmark for reviewing challenged fees.”

FUND ADVISORY FEES, NET ASSETS, & EXPENSE RATIOS

The Adviser proposed that the Fund pay the advisory fee set forth in the table below for receiving the services to be provided pursuant to the Investment Advisory Agreement. The fee schedule below, implemented in January 2004 in consideration of the Adviser’s settlement with the NYAG in December 2003, is based on a master schedule that contemplates eight categories of funds with almost all funds in each category having the same advisory fee schedule.3

Category	Advisory Fee Based on % of Average Daily Net Assets	Net Assets 03/31/11 ($MIL)	Fund
Value	55 bp on 1st $2.5 billion 45 bp on next $2.5 billion 40 bp on the balance	$134.9	Global Real Estate Investment Fund, Inc.

The Adviser is reimbursed as specified in the Investment Advisory Agreement for certain clerical, legal, accounting, administrative and other services provided to the Fund. During the Fund’s most recently completed fiscal year, the Adviser received $102,479 (0.08% of the Fund’s average daily net assets) for such services.

Set forth below are the Fund’s total expense ratios for the most recently completed fiscal year:

Fund	Total Expense Ratio			Fiscal Year
Global Real Estate Investment Fund, Inc.	Advisor Class A Class B Class C Class R Class K Class I	1.28 1.58 2.38 2.31 1.75 1.45 1.11	% % % % % % %	November 30

I.	MANAGEMENT FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS.

The advisory fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized

3	Most of the AllianceBernstein Mutual Funds, which the Adviser manages, were affected by the Adviser’s settlement with the NYAG.

54	• ALLIANCEBERNSTEIN GLOBAL REAL ESTATE INVESTMENT FUND

institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services provided by the Adviser to the Fund that are not provided to non-investment company clients and sub-advised investment companies include providing office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes–Oxley Act of 2002, and coordinating with and monitoring the Fund’s third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Fund are more costly than those for institutional assets due to the greater complexities and time required for investment companies, although as previously noted, the Adviser is reimbursed for providing such services. Also, retail mutual funds managed by the Adviser are widely held. Servicing the Fund’s investors is more time consuming and labor intensive compared to institutional clients since the Adviser needs to communicate with a more extensive network of financial intermediaries and shareholders. The Adviser also believes that it incurs substantial entrepreneurial risk when offering a new mutual fund since establishing a new mutual fund requires a large upfront investment and it may take a long time for the fund to achieve profitability since the fund must be priced to scale from inception in order to be competitive and assets are acquired one account at a time. In addition, managing the cash flow of an investment company may be more difficult than managing that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly, if a fund is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. Finally, in recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser’s view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different, the Supreme Court has indicated consideration should be given to the advisory fees charged to institutional accounts with a similar investment style as the Fund.4 In addition to the AllianceBernstein Institutional fee schedule, set forth below is what would have been the effective advisory fee

4	It should be noted that the Supreme Court stated that “courts may give such comparisons the weight that they merit in light of the similarities and differences between the services that the clients in question require, but the courts must be wary of inapt comparisons.” Among the significant differences the Supreme Court noted that may exist between services provided to mutual funds and institutional accounts are “higher marketing costs.” Jones v. Harris at 1428.

ALLIANCEBERNSTEIN GLOBAL REAL ESTATE INVESTMENT FUND •	55

of the Fund had the AllianceBernstein Institutional fee schedule been applicable to the Fund versus the Fund’s advisory fee based on March 31, 2011 net assets:5

Fund	Net Assets 03/31/11 ($MIL)	AllianceBernstein (“AB”) Institutional (“Inst.”) Fee Schedule	Effective AB Inst. Adv. Fee	Fund Advisory Fee
Global Real Estate Investment Fund, Inc.	$134.9	Global REIT 75 bp on 1st $25 million 65 bp on next $25 million 55 bp on next $25 million Negotiable on the balance Minimum account size: $25m	0.574%	0.550%

The adviser also manages the AllianceBernstein Variable Products Series Fund, Inc. (“AVPS”), which is available through variable annuity and variable life contracts offered by other financial institutions and offers policyholders the option to utilize certain AVPS portfolios as the investment option underlying their insurance contracts. Set forth below is the fee schedule of the AVPS portfolio that has a somewhat similar investment style as the Fund.6 Also shown is the Fund’s advisory fee and what would have been the effective advisory fee of the Fund had the AVPS fee schedule been applicable to the Fund:

Fund	AVPS Portfolio	Fee Schedule	Effective AVPS Adv. Fee	Fund Advisory Fee
Global Real Estate Investment Fund, Inc.[7]	Real Estate Investment Portfolio	0.55% on first $2.5 billion 0.45% on next $2.5 billion 0.40% on the balance	0.550%	0.550%

The Adviser also manages and sponsors retail mutual funds, which are organized in jurisdictions outside the United States, generally Luxembourg and Japan, and sold to non-United States resident investors. The Adviser charges the fees set

5	The Adviser has indicated that with respect to institutional accounts with assets greater than $75 million, it will negotiate a fee schedule. Discounts that are negotiated vary based upon each client relationship.

6	It should be noted that the AVPS portfolio was also affected by the settlement between the Adviser and the NYAG. As a result, the Fund has the same breakpoints in its advisory fee schedule as the AVPS portfolio.

7	It should be noted that the Fund’s investment guidelines are not as restrictive as that of the AVPS portfolio. The Fund may invest in equity securities of non-U.S. REITS and other non-U.S. real estate industry companies in contrast to the AVPS portfolio, which invests primarily in equities of U.S. REITS and other U.S. real estate industry companies.

56	• ALLIANCEBERNSTEIN GLOBAL REAL ESTATE INVESTMENT FUND

forth below for Global Real Estate Security Portfolio, which is a Luxembourg fund that has a somewhat similar investment style as the Fund:

Fund	Fee[8]
Global Real Estate Securities Portfolio
Class A	1.75%
Class I (Institutional)	0.95%

The Adviser represented that it does not sub-advise any registered investment company with a substantially similar investment style as the Fund.

II.	MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper, Inc. (“Lipper”), an analytical service that is not affiliated with the Adviser, compared the fees charged to the Fund with fees charged to other investment companies for similar services offered by other investment advisers.9 Lipper’s analysis included the Fund’s ranking with respect to the contractual management fee relative to the median of the Fund’s Lipper Expense Group (“EG”)10 at the approximate current asset level of the Fund.11

Lipper describes an EG as a representative sample of comparable funds. Lipper’s standard methodology for screening funds to be included in an EG entails the consideration of several fund criteria, including fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, expense components and attributes. An EG will typically consist of seven to twenty funds.

8	It should be noted that Class A shares of the funds are charged an “all-in” fee, which covers investment advisory services and distribution related services, unlike Class I shares, whose fee is for investment advisory services only.

9	It should be noted that the Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since “these comparisons are problematic because these fees, like those challenged, may not be the product of the negotiations conducted at arms length.” Jones v. Harris at 1429.

10	It should be noted that Lipper does not consider average account size when constructing EGs. Funds with relatively small average account sizes tend to have higher transfer agent expense ratios than comparable sized funds that have relatively large average account sizes. Note that there are limitations on Lipper expense category data because different funds categorize expenses differently.

11	The contractual management fee is calculated by Lipper using the Fund’s contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined net assets of all classes of the Fund, rounded up to the next $25 million. Lipper’s total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of “1” would mean that the Fund had the lowest effective fee rate in the Lipper peer group.

ALLIANCEBERNSTEIN GLOBAL REAL ESTATE INVESTMENT FUND •	57

Fund	Contractual Management Fee (%)[12]	Lipper Exp. Group Median (%)	Rank
Global Real Estate Investment Fund, Inc.	0.550	0.800	1/7

Lipper also analyzed the Fund’s most recently completed fiscal year total expense ratio in comparison to the Fund’s EG and Lipper Expense Universe (“EU”). The EU13 is a broader group compared to the EG, consisting of all funds that have the same investment classification/objective and load type as the subject Fund.

Fund	Expense Ratio (%)[14]	Lipper Exp. Group Median (%)	Lipper Group Rank	Lipper Exp. Universe Median (%)	Lipper Universe Rank
Global Real Estate Investment Fund, Inc.	1.579	1.450	6/7	1.396	12/13

Based on this analysis, the Fund has a more favorable ranking on a management fee basis than it does on a total expense ratio basis.

III.	COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE MANAGEMENT FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

The Adviser utilizes two profitability reporting systems, which operate independently but are aligned with each other, to estimate the Adviser’s profitability in connection with investment advisory services provided to the Fund. The Senior Officer has retained a consultant to provide independent advice regarding the alignment of the two profitability systems as well as the methodologies and allocations utilized by both profitability systems. See Section IV for additional discussion.

IV.	PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH SERVICES.

The Fund’s profitability information, prepared by the Adviser for the Board of Directors, was reviewed by the Senior Officer and the consultant. The Adviser’s profitability from providing investment advisory services to the Fund decreased during calendar year 2010, relative to 2009.15

12	The contractual management fee does not reflect any expense reimbursements made by any of the Funds to the Adviser for certain clerical, legal, accounting, administrative, and other services. In addition, the contractual management fee does not reflect any advisory fee waivers for expense caps that would effectively reduce the actual effective management fee.

13	Except for asset (size) comparability, Lipper uses the same criteria for selecting an EG when selecting an EU. Unlike the EG, the EU allows for the same adviser to be represented by more than just one fund.

14	Most recently completed fiscal year end Class A total expense ratio.

15	It should be noted that at the August 2, 2011 meeting, the Adviser presented to the Board revised profitability figures with the respect to the Fund. The Fund’s 2010 profitability changed from a decrease to an increase relative to 2009’s profitability.

58	• ALLIANCEBERNSTEIN GLOBAL REAL ESTATE INVESTMENT FUND

In addition to the Adviser’s direct profits from managing the Fund, certain of the Adviser’s affiliates have business relationships with the Fund and may earn a profit from providing other services to the Fund. The courts have referred to this type of business opportunity as “fall-out benefits” to the Adviser and indicated that such benefits should be factored into the evaluation of the total relationship between the Fund and the Adviser. Neither case law nor common business practice precludes the Adviser’s affiliates from earning a reasonable profit on this type of relationship provided the affiliates’ charges and services are competitive and the relationship otherwise complies with the 40 Act restrictions. These affiliates provide transfer agent, distribution and brokerage related services to the Fund and receive transfer agent fees, Rule 12b-1 payments, front-end sales loads, contingent deferred sales charges (“CDSC”) and brokerage commissions. In addition, the Adviser benefits from soft dollar arrangements which offset expenses the Adviser would otherwise incur.

AllianceBernstein Investments, Inc. (“ABI”), an affiliate of the Adviser, is the Fund’s principal underwriter. ABI and the Adviser have disclosed in the Fund’s prospectus that they may make revenue sharing payments from their own resources, in addition to resources derived from sales loads and Rule 12b-1 fees, to firms that sell shares of the Fund. In 2010, ABI paid approximately 0.04% of the average monthly assets of the AllianceBernstein Mutual Funds or approximately $13.8 million for distribution services and educational support (revenue sharing payments).

During the Fund’s most recently completed fiscal year, ABI received from the Fund $4,457, $548,707 and $6,037 in front-end sales charges, Rule 12b-1 and CDSC fees, respectively.

Fees and reimbursements for out of pocket expenses charged by AllianceBernstein Investor Services, Inc. (“ABIS”), the affiliated transfer agent for the Fund, are charged on a per account basis, based on the level of service provided and the class of share held by the account. ABIS also receives a fee per shareholder sub-account for each account maintained by an intermediary on an omnibus basis. During the Fund’s most recently completed fiscal year, ABIS received $33,752 in fees from the Fund.16

The Fund effected brokerage transactions through the Adviser’s affiliate, Sanford C. Bernstein & Co., LLC (“SCB & Co.”) and/or its U.K. affiliate, Sanford C. Bernstein Limited (“SCB Ltd.”), collectively “SCB,” and paid commissions for such transactions during the Fund’s most recently completed fiscal year. The Adviser represented that SCB’s profitability from any business conducted in the

16	The fees disclosed are net of any expense offsets with ABIS. An expense offset is created by the interest earned on the positive cash balance that occurs within the transfer agent account as there is a one day lag with regards to money movement from the shareholder’s account to the transfer agent’s account and then the transfer agent’s account to the Fund’s account. There was no expense offset during the Fund’s most recently completed fiscal year.

ALLIANCEBERNSTEIN GLOBAL REAL ESTATE INVESTMENT FUND •	59

future with the Fund would be comparable to the profitability of SCB’s dealings with other similar third party clients. In the ordinary course of business, SCB receives and pays liquidity rebates from electronic communications networks (“ECNs”) derived from trading for its clients. These credits and charges are not being passed onto any SCB client. The Adviser also receives certain soft dollar benefits from brokers that execute agency trades for its clients. These soft dollar benefits reduce the Adviser’s cost of doing business and increase its profitability.

V.	POSSIBLE ECONOMIES OF SCALE.

The Adviser has indicated that economies of scale are being shared with shareholders through fee structures,17 subsidies and enhancement to services. Based on some of the professional literature that has considered economies of scale in the mutual fund industry, it is thought that to the extent economies of scale exist, they may more often exist across a fund family as opposed to a specific fund. This is because the costs incurred by the Adviser, such as investment research or technology for trading or compliance systems can be spread across a greater asset base as the fund family increases in size. It is also possible that as the level of services required to operate a successful investment company has increased over time, and advisory firms make such investments in their business to provide services, there may be a sharing of economies of scale without a reduction in advisory fees.

In February 2008, an independent consultant, retained by the Senior Officer, provided the Board of Directors an update of the Deli18 study on advisory fees and various fund characteristics.19 The independent consultant first reiterated the results of his previous two dimensional comparison analysis (fund size and family size) with the Board of Directors.20 The independent consultant then discussed the results of the regression model that was utilized to study the effects of various factors on advisory fees. The regression model output indicated that the bulk of the variation in fees predicted were explained by various factors, but substantially by fund AUM, family AUM, index fund indicator and investment style. The independent consultant also compared the advisory fees of the AllianceBernstein Mutual Funds to similar funds managed by 19 other large

17	Fee structures include fee reductions, pricing at scale and breakpoints in advisory fee schedules.

18	The Deli study was originally published in 2002 based on 1997 data.

19	As mentioned previously, the Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since the fees may not be the product of negotiations conducted at arms length. See Jones V. Harris at 1429.

20	The two dimensional analysis showed patterns of lower advisory fees for funds with larger asset sizes and funds from larger family sizes compared to funds with smaller asset sizes and funds from smaller family sizes, which according to the independent consultant is indicative of a sharing of economies of scale and scope. However, in less liquid and active markets, such is not the case, as the empirical analysis showed potential for diseconomies of scale in those markets. The empirical analysis also showed diminishing economies of scale and scope as funds surpassed a certain high level of assets.

60	• ALLIANCEBERNSTEIN GLOBAL REAL ESTATE INVESTMENT FUND

asset managers, regardless of the fund size and each Adviser’s proportion of mutual fund assets to non-mutual fund assets.

VI.	NATURE AND QUALITY OF THE ADVISER’S SERVICES, INCLUDING THE PERFORMANCE OF THE FUND.

With assets under management of approximately $477 billion as of March 31, 2011, the Adviser has the investment experience to manage and provide non-investment services (described in Section I) to the Fund.

The information prepared by Lipper shows the 1, 3, 5 and 10 year performance rankings of the Fund21 relative to its Lipper Performance Group (“PG”) and Lipper Performance Universe (“PU”)22 for the periods ended February 28, 2011.23

	Fund Return (%)	PG Median (%)	PU Median (%)	PG Rank	PU Rank
1 year	26.89	25.98	26.77	2/7	9/18
3 year	-0.73	-1.45	-0.73	3/6	8/15
5 year	0.04	0.77	1.50	3/4	4/5
10 year	10.12	11.63	11.63	2/2	2/2

Set forth below are the 1, 3, 5 and 10 year and since inception performance returns of the Fund (in bold)24 versus its benchmark.25 Fund and benchmark volatility and reward-to-variability ratio (“Sharpe Ratio”) information is also shown.26

21	The performance rankings are for the Class A shares of the Fund. It should be noted that the performance returns of the Fund shown were provided by Lipper.

22	The Fund’s PG is identical to its respective EG. The Fund’s PU is not identical to the Fund’s EU as the criteria for including/excluding a fund in a PU is somewhat different from that of an EU.

23	Note that the current Lipper investment classification/objective dictates the PG and PU throughout the life of the Fund even if a fund had a different investment classification/objective at a different point in time.

24	The performance returns and risk measures shown in the table are for the Class A shares of the Fund.

25	The Adviser provided Fund and benchmark performance return information for periods through February 28, 2011.

26	Fund and benchmark volatility and Sharpe Ratio information was obtained through Lipper LANA, a database maintained by Lipper. Volatility is a statistical measure of the tendency of a market price or yield to vary over time. A Sharpe Ratio is a risk adjusted measure of return that divides a fund’s return in excess of the riskless return by the fund’s standard deviation. A fund with a greater volatility would be regarded as more risky than a fund with equivalent performance but lower volatility; for that reason, a greater return would be demanded for the more risky fund. A fund with a higher Sharpe Ratio would be regarded as better performing than a fund with a lower Sharpe Ratio.

ALLIANCEBERNSTEIN GLOBAL REAL ESTATE INVESTMENT FUND •	61

	Periods Ending February 28, 2011 Annualized Performance
					Since Inception	Annualized		Risk Period
	1 Year	3 Year	5 Year	10 Year		Volatility	Sharpe
	(%)	(%)	(%)	(%)	(%)	(%)	(%)	(Year)
Global Real Estate Investment Fund, Inc.	26.89	-0.73	0.04	10.12	9.33	20.91	0.46	10
FTSE EPRA NAREIT Developed RE Index	29.26	-1.72	1.97	10.23	8.96	20.85	0.46	10
FTSE NAREIT Equity REIT Index[27]	39.54	3.80	2.97	11.78	10.65	N/A	N/A	N/A
Inception Date: September 30, 1996

CONCLUSION:

Based on the factors discussed above the Senior Officer’s conclusion is that the proposed advisory fee for the Fund is reasonable and within the range of what would have been negotiated at arm’s-length in light of all the surrounding circumstances. This conclusion in respect of the Fund is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: May 24, 2011

27	Benchmark since inception date is the nearest month end after the Fund’s inception date.

62	• ALLIANCEBERNSTEIN GLOBAL REAL ESTATE INVESTMENT FUND

THIS PAGE IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

ALLIANCEBERNSTEIN FAMILY OF FUNDS

Wealth Strategies Funds

Balanced Wealth Strategy

Conservative Wealth Strategy

Wealth Appreciation Strategy

Tax-Managed Balanced Wealth Strategy

Tax-Managed Conservative Wealth Strategy

Tax-Managed Wealth Appreciation Strategy

Asset Allocation/Multi-Asset

Emerging Markets Multi-Asset

International Portfolio

Real Asset Strategy

Tax-Managed International Portfolio

Growth Funds

Domestic

Growth Fund

Large Cap Growth Fund

Select U.S. Equity Portfolio

Small Cap Growth Portfolio

Small/Mid Cap Growth Fund

U.S. Strategic Research Portfolio

Global & International

Global Thematic Growth Fund

Greater China ’97 Fund

International Discovery Equity Portfolio

International Focus 40 Portfolio

International Growth Fund

Value Funds

Domestic

Core Opportunities Fund

Equity Income Fund

Growth & Income Fund

Small/Mid Cap Value Fund

Value Fund

Global & International

Global Real Estate Investment Fund

Global Value Fund

International Value Fund

Taxable Bond Funds

Bond Inflation Strategy

Global Bond Fund

High Income Fund

Intermediate Bond Portfolio

Limited Duration High Income Portfolio

Short Duration Portfolio

Unconstrained Bond Fund*

Municipal Bond Funds

Arizona California High Income Massachusetts Michigan Minnesota Municipal Bond Inflation Strategy	National New Jersey New York Ohio Pennsylvania Virginia

Intermediate Municipal Bond Funds

Intermediate California

Intermediate Diversified

Intermediate New York

Closed-End Funds

Alliance California Municipal Income Fund

Alliance New York Municipal Income Fund

AllianceBernstein Global High Income Fund

AllianceBernstein Income Fund

AllianceBernstein National Municipal Income Fund

Alternatives

Market Neutral Strategy-Global

Market Neutral Strategy-U.S.

Balanced

Balanced Shares

Retirement Strategies Funds

2000 Retirement Strategy	2020 Retirement Strategy	2040 Retirement Strategy
2005 Retirement Strategy	2025 Retirement Strategy	2045 Retirement Strategy
2010 Retirement Strategy	2030 Retirement Strategy	2050 Retirement Strategy
2015 Retirement Strategy	2035 Retirement Strategy	2055 Retirement Strategy

We also offer Exchange Reserves,** which serves as the money market fund exchange vehicle for the AllianceBernstein mutual funds.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.alliancebernstein.com or contact your AllianceBernstein Investments representative. Please read the prospectus and/or summary prospectus carefully before investing.

*	Prior to February 3, 2011, Unconstrained Bond Fund was named Diversified Yield Fund.

**	An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

ALLIANCEBERNSTEIN GLOBAL REAL ESTATE INVESTMENT FUND •	63

AllianceBernstein Family of Funds

NOTES

64	• ALLIANCEBERNSTEIN GLOBAL REAL ESTATE INVESTMENT FUND

NOTES

ALLIANCEBERNSTEIN GLOBAL REAL ESTATE INVESTMENT FUND •	65

NOTES

66	• ALLIANCEBERNSTEIN GLOBAL REAL ESTATE INVESTMENT FUND

NOTES

ALLIANCEBERNSTEIN GLOBAL REAL ESTATE INVESTMENT FUND •	67

NOTES

68	• ALLIANCEBERNSTEIN GLOBAL REAL ESTATE INVESTMENT FUND

ALLIANCEBERNSTEIN GLOBAL REAL ESTATE INVESTMENT FUND

1345 Avenue of the Americas

New York, NY 10105

800.221.5672

GRE-0151-1111

ITEM 2. CODE OF ETHICS.

(a) The registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer and principal accounting officer. A copy of the registrant’s code of ethics is filed herewith as Exhibit 12(a)(1).

(b) During the period covered by this report, no material amendments were made to the provisions of the code of ethics adopted in 2(a) above.

(c) During the period covered by this report, no implicit or explicit waivers to the provisions of the code of ethics adopted in 2(a) above were granted.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s Board of Directors has determined that independent directors Garry L. Moody and William H. Foulk, Jr. qualify as audit committee financial experts.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) - (c) The following table sets forth the aggregate fees billed by the independent registered public accounting firm Ernst & Young LLP, for the Fund’s last two fiscal years for professional services rendered for: (i) the audit of the Fund’s annual financial statements included in the Fund’s annual report to stockholders; (ii) assurance and related services that are reasonably related to the performance of the audit of the Fund’s financial statements and are not reported under (i), which include advice and education related to accounting and auditing issues and quarterly press release review (for those Funds which issue press releases), and preferred stock maintenance testing (for those Funds that issue preferred stock); and (iii) tax compliance, tax advice and tax return preparation.

		Audit Fees	Audit-Related Fees	Tax Fees
AB Global REIT	2010	$30,500	$—	$18,304
	2011	$30,500	$41	$28,160

(d) Not applicable.

(e) (1) Beginning with audit and non-audit service contracts entered into on or after May 6, 2003, the Fund’s Audit Committee policies and procedures require the pre-approval of all audit and non-audit services provided to the Fund by the Fund’s independent registered public accounting firm. The Fund’s Audit Committee policies and procedures also require pre-approval of all audit and non-audit services provided to the Adviser and Service Affiliates to the extent that these services are directly related to the operations or financial reporting of the Fund.

(e) (2) All of the amounts for Audit Fees, Audit-Related Fees and Tax Fees in the table under Item 4 (a) – (c) are for services pre-approved by the Fund’s Audit Committee.

(f) Not applicable.

(g) The following table sets forth the aggregate non-audit services provided to the Fund, the Fund’s Adviser and entities that control, are controlled by or under common control with the Adviser that provide ongoing services to the Fund, which include preparing an annual internal control report pursuant to Statement on Auditing Standards No. 70 (“Service Affiliates”):

		All Fees for Non-Audit Services Provided to the Portfolio, the Adviser and Service Affiliates	Total Amount of Foregoing Column Pre- approved by the Audit Committee (Portion Comprised of Audit Related Fees) (Portion Comprised of Tax Fees)
AB Global REIT	2010	$811,319	$146,019
			$(127,715)
			$(18,304)
	2011	$697,910	$28,201
			$(41)
			$(28,160)

(h) The Audit Committee of the Fund has considered whether the provision of any non-audit services not pre-approved by the Audit Committee provided by the Fund’s independent registered public accounting firm to the Adviser and Service Affiliates is compatible with maintaining the auditor’s independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the registrant.

ITEM 6. SCHEDULE OF INVESTMENTS.

Please see Schedule of Investments contained in the Report to Shareholders included under Item 1 of this Form N-CSR.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the registrant.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Directors since the Fund last provided disclosure in response to this item.

ITEM 11. CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3 (c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no changes in the registrant’s internal controls over financial reporting that occurred during the second fiscal quarter of the period that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.

The following exhibits are attached to this Form N-CSR:

EXHIBIT NO.	DESCRIPTION OF EXHIBIT
12 (a) (1)	Code of Ethics that is subject to the disclosure of Item 2 hereof

12 (b) (1)	Certification of Principal Executive Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (b) (2)	Certification of Principal Financial Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (c)	Certification of Principal Executive Officer and Principal Financial Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): AllianceBernstein Global Real Estate Investment Fund, Inc.

By:	/s/ Robert M. Keith
Robert M. Keith
President

Date:	January 24, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Robert M. Keith
Robert M. Keith
President

Date:	January 24, 2012

By:	/s/ Joseph J. Mantineo
Joseph J. Mantineo
Treasurer and Chief Financial Officer

Date:	January 24, 2012